Exhibit (99)(a)

Press Release July 19, 2005

WACHOVIA EARNS RECORD $1.04 PER SHARE IN 2nd QUARTER 2005, UP 9%

Strong expense discipline, outstanding credit quality and record customer service drive net income to record $1.65 billion

2nd QUARTER 2005 COMPARED WITH 2nd QUARTER 2004

•	Record net income up 32 percent as revenues rose at twice the pace of expenses. Results include the impact of acquisitions.

•	Merger savings and expense discipline drove a 417 basis point improvement in the overhead efficiency ratio to 59.29 percent.

•	Credit quality continued to be exceptional with annualized net charge-offs of 0.09 percent of average loans and total nonperforming assets at a record low 0.44 percent of loans, foreclosed properties and loans held for sale.

•	Solid sales activity, good merger integration progress and record customer satisfaction and loyalty overcame challenging industry trends.

Earnings Highlights

	Three Months Ended
	June 30,		March 31,		June 30,
(In millions, except per share data)	Amount	2005 EPS	Amount	2005 EPS	Amount	2004 EPS
Earnings
Net income (GAAP)	$1,650	1.04	1,621	1.01	1,252	0.95
Net merger-related expenses	48	0.03	31	0.02	47	0.03

Earnings excluding net merger-related expenses	$1,698	1.07	1,652	1.03	1,299	0.98

Financial ratios
Return on average common stockholders’ equity	14.04%		13.92		15.49
Net interest margin (a)	3.23		3.31		3.37
Fee and other income as % of total revenue (a)	46.60		46.30		47.33
Overhead efficiency ratio (a)	59.29%		59.86		63.46

Capital adequacy (b)
Tier 1 capital ratio	7.89%		7.91		8.36
Total capital ratio	11.29		11.40		11.02
Leverage ratio	6.10%		5.99		6.23

Asset quality
Allowance for loan losses as % of nonaccrual and restructured loans	332%		300		270
Allowance for loan losses as % of loans, net	1.18		1.20		1.35
Allowance for credit losses as % of loans, net (c)	1.25		1.27		1.43
Net charge-offs as % of average loans, net	0.09		0.08		0.17
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.44%		0.50		0.55

(a)	Tax-equivalent.
(b)	The second quarter of 2005 is based on estimates.
(c)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

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WACHOVIA EARNS $1.04 PER SHARE IN 2nd QUARTER 2005, UP 9%/page 2

CHARLOTTE, N.C. — Wachovia Corp. (NYSE:WB) today reported record net income of $1.65 billion, or a record $1.04 per share, in the second quarter of 2005 compared with $1.25 billion, or 95 cents per share, in the second quarter of 2004.

Excluding after-tax net merger-related expenses of 3 cents per share in the second quarter of both years, second quarter 2005 earnings were $1.70 billion, or a record $1.07 per share, compared with $1.30 billion, or 98 cents per share, in the second quarter of 2004.

“Our team generated excellent second quarter results by focusing on the right things: serving our customers and maintaining expense discipline,” said Ken Thompson, Wachovia chairman and chief executive officer. “We’re seeing great execution on our revenue strategies and expense initiatives, which produced a dramatic improvement in our overhead efficiency ratio. Once again, our diversified business model produced record results despite the industry-wide narrowing of net interest margins and weak retail brokerage and trading environment. In addition, we’re benefiting from the smooth integration of SouthTrust, which continues on track and on budget. I’m confident we’re building a strong foundation for future growth.”

Wachovia Corporation

	Three Months Ended
(In millions)	June 30, 2005	March 31, 2005	June 30, 2004
Total revenue (Tax-equivalent)	$6,388	6,469	5,510
Provision for credit losses	50	36	61
Noninterest expense	3,788	3,872	3,495
Net income	1,650	1,621	1,252
Average loans, net	223,881	221,175	163,642
Average core deposits	$275,338	271,095	223,809

In the second quarter of 2005 compared with the second quarter of 2004, Wachovia:

•	Increased revenue 16 percent. Revenue growth largely reflected the acquisitions of SouthTrust Corporation on November 1, 2004, and the Palmer & Cay, Inc., insurance brokerage firm on May 6, 2005.

•	Higher loans and deposits, largely related to SouthTrust, boosted net interest income 17 percent.

•	Fee and other income grew 14 percent. In addition to the acquisition impact, growth reflected stronger service charges, investment banking fees, asset securitizations and securities gains, partially offset by lower retail brokerage commissions and weaker trading profits.

•	Achieved merger and other expense efficiencies, limiting noninterest expense growth to 8 percent.

•	Had a provision for credit losses of $50 million. Net charge-offs declined 25 percent to $51 million, or an annualized 0.09 percent of average net loans. Total nonperforming assets including loans held for sale were $1.07 billion, or 0.44 percent of loans, foreclosed properties and loans held for sale at June 30, 2005.

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WACHOVIA EARNS $1.04 PER SHARE IN 2nd QUARTER 2005, UP 9%/page 3

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses and other intangible amortization. Segment earnings are the basis on which Wachovia manages and allocates capital to its business segments. Pages 13 and 14 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

General Bank

General Bank Highlights

	Three Months Ended
(In millions)	June 30, 2005	March 31, 2005	June 30, 2004
Total revenue (Tax-equivalent)	$3,142	3,086	2,532
Provision for credit losses	68	57	65
Noninterest expense	1,515	1,544	1,305
Segment earnings	$988	939	740
Cash overhead efficiency ratio (Tax-equivalent)	48.18%	50.06	51.54
Average loans, net	$161,609	159,376	122,108
Average core deposits	205,495	201,487	166,021
Economic capital, average	$6,981	7,063	5,167

The General Bank includes retail, small business and commercial customers. Results include the impact of the fourth quarter 2004 acquisition of SouthTrust. Key General Bank trends in the second quarter of 2005 compared with the second quarter of 2004 included:

•	24 percent revenue growth driven by 27 percent higher net interest income and 14 percent higher fee and other income, largely due to SouthTrust.

•	Strength in low-cost core deposits as well as higher commercial and consumer loans largely related to SouthTrust drove the increase in net interest income.

•	Increased fee and other income, in addition to SouthTrust, was driven by strong debit card interchange income, offset by continued weakness primarily in commercial service charges.

•	16 percent growth in noninterest expense due to SouthTrust.

•	Strong expense management and merger efficiencies, which drove improvement in the overhead efficiency ratio to a record 48.18 percent.

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WACHOVIA EARNS $1.04 PER SHARE IN 2nd QUARTER 2005, UP 9%/page 4

Capital Management

Capital Management Highlights

	Three Months Ended
(In millions)	June 30, 2005	March 31, 2005	June 30, 2004
Total revenue (Tax-equivalent)	$1,337	1,336	1,360
Provision for credit losses	—	—	—
Noninterest expense	1,089	1,093	1,141
Segment earnings	$157	154	139
Cash overhead efficiency ratio (Tax-equivalent)	81.48%	81.81	83.90
Average loans, net	$689	641	522
Average core deposits	31,160	32,367	25,533
Economic capital, average	$1,394	1,412	1,380

Capital Management includes retail brokerage services and asset management. Key Capital Management trends in the second quarter of 2005 compared with the second quarter of 2004 included:

•	Relatively flat revenue was offset by lower expenses to deliver 13 percent earnings growth.

•	Fee and other income was dampened by sluggish retail brokerage transaction activity, which largely offset an increase in recurring and other income. Fee income in the second quarter this year was lower than a year ago by $21 million from divested businesses.

•	Net interest income growth of 19 percent largely due to average core deposits growth of 22 percent primarily related to the FDIC-insured money market sweep product.

•	A 5 percent decline in expenses primarily due to efficiencies gained from the now-completed retail brokerage integration, driving a 242 basis point improvement in the overhead efficiency ratio.

•	Total assets under management of $254.0 billion at June 30, 2005, which were essentially stable from December 31, 2004. Positive equity mutual fund sales were offset by declining equity market valuations.

•	Total brokerage client assets reached a record $655.6 billion at June 30, 2005.

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WACHOVIA EARNS $1.04 PER SHARE IN 2nd QUARTER 2005, UP 9%/page 5

Wealth Management

Wealth Management Highlights

	Three Months Ended
(In millions)	June 30, 2005	March 31, 2005	June 30, 2004
Total revenue (Tax-equivalent)	$329	288	272
Provision for credit losses	—	(1)	—
Noninterest expense	222	191	193
Segment earnings	$68	62	51
Cash overhead efficiency ratio (Tax-equivalent)	67.39%	66.24	70.89
Average loans, net	$13,546	12,801	10,593
Average core deposits	13,192	13,255	11,835
Economic capital, average	$522	480	458

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. Results include the impact of the May 6, 2005, acquisition of Palmer & Cay, Inc., an insurance brokerage firm. Key Wealth Management trends in the second quarter of 2005 compared with the second quarter of 2004 included:

•	Strong revenue growth driven by a 21 percent increase in both net interest income and fee and other income.

•	Net interest income growth was fueled by strength in both consumer and commercial lending and growth in average core deposits. Compared with the first quarter of 2005, average core deposits were essentially flat as growth was offset by a shift in money market deposits to off-balance sheet investment alternatives.

•	Fee and other income growth included $30 million from the Palmer & Cay acquisition. In addition, higher trust and investment management fees and insurance commissions offset a decline in commercial service charges.

•	15 percent expense growth, which included $26 million related to the Palmer & Cay acquisition.

•	350 basis point improvement in the overhead efficiency ratio.

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WACHOVIA EARNS $1.04 PER SHARE IN 2nd QUARTER 2005, UP 9%/page 6

Corporate and Investment Bank

Corporate and Investment Bank Highlights

	Three Months Ended
(In millions)	June 30, 2005	March 31, 2005	June 30, 2004
Total revenue (Tax-equivalent)	$1,272	1,534	1,286
Provision for credit losses	(8)	(3)	(4)
Noninterest expense	711	732	619
Segment earnings	$357	506	424
Cash overhead efficiency ratio (Tax-equivalent)	55.85%	47.73	48.11
Average loans, net	$37,972	36,916	29,552
Average core deposits	22,505	20,883	17,927
Economic capital, average	$5,483	5,109	4,505

The Corporate and Investment Bank includes corporate lending, investment banking, and treasury and international trade finance. Key trends in Corporate and Investment Bank second quarter 2005 results compared with the second quarter of 2004 included:

•	A slight decline in revenue as higher fee and other income was more than offset by lower net interest income.

•	Net interest income declined 13 percent due primarily to higher funding costs resulting from the second quarter 2004 resolution of tax matters relating to our commercial leasing portfolio.

•	Fee income increased 11 percent on 29 percent growth in advisory and underwriting results, driven by strong merger and acquisition advisory activity, loan syndications and investment grade underwriting, and higher other income, including growth in asset-backed/structured products.

•	A 15 percent increase in noninterest expense due primarily to increased strategic hiring in key positions. Increased expense and slightly lower revenue resulted in a higher overhead efficiency ratio.

•	Strong core deposit growth primarily from higher commercial mortgage servicing and international money market deposits and increased loans primarily reflecting higher leasing balances due to the income tax settlement and to SouthTrust.

•	Economic capital usage increased due to higher loan balances and an increased expense base.

***

Wachovia Corporation (NYSE:WB) is one of the largest providers of financial services to retail, brokerage and corporate customers, with retail operations from Connecticut to Florida and west to Texas, and retail brokerage operations nationwide. Wachovia had assets of $511.8 billion, market capitalization of $78.2 billion and stockholders’ equity of $47.9 billion at June 30, 2005. Its four core businesses, the General Bank, Capital Management, Wealth Management, and the Corporate and Investment Bank, serve 13 million household and business relationships primarily through 3,126 offices in 15 states and Washington, D.C. Its full-service retail brokerage firm, Wachovia Securities, LLC, also serves clients through 699 offices in 49 states and five Latin American countries. Our Corporate and Investment Bank serves clients primarily in 10 key industry sectors nationwide. Global services are offered through 33 international offices. Online banking and brokerage products and services also are available through Wachovia.com.

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WACHOVIA EARNS $1.04 PER SHARE IN 2nd QUARTER 2005, UP 9%/page 7

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated July 19, 2005.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 1 and on page 10 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses” and “Earnings Excluding Merger-Related and Restructuring Expenses, and Other Intangible Amortization”, and which are reconciled to GAAP financial measures on pages 21 and 22. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of merger-related and restructuring expenses and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization and the cumulative effect of a change in accounting principle, and has communicated certain dividend payout ratio goals to investors on this basis. Management believes this payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Bob Kelly will review Wachovia’s second quarter 2005 results in a conference call and audio webcast beginning at 10 a.m. Eastern Daylight Savings Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to second quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia Second Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 1-888-357-9787 for U.S. callers or 1-706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Tuesday, July 19, at 12 p.m. EDT and continuing through 5 p.m. EDT Friday, August 19. Replay telephone number is 1-706-645-9291; access code 6891035.

***

Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139, Ellen Taylor at 704-383-1381 or Jeff Richardson at 704-383-8250. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

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WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL TABLES

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2005		2004
(Dollars in millions, except per share data)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$3,358	3,413	3,297	2,965	2,838
Tax-equivalent adjustment	53	61	60	63	65

Net interest income (Tax-equivalent)	3,411	3,474	3,357	3,028	2,903
Fee and other income	2,977	2,995	2,804	2,601	2,607

Total revenue (Tax-equivalent)	6,388	6,469	6,161	5,629	5,510
Provision for credit losses	50	36	109	43	61
Other noninterest expense	3,591	3,696	3,605	3,445	3,286
Merger-related and restructuring expenses	90	61	116	127	102
Other intangible amortization	107	115	113	99	107

Total noninterest expense	3,788	3,872	3,834	3,671	3,495
Minority interest in income of consolidated subsidiaries	71	64	54	28	45

Income before income taxes (Tax-equivalent)	2,479	2,497	2,164	1,887	1,909
Tax-equivalent adjustment	53	61	60	63	65
Income taxes	776	815	656	561	592

Net income	$1,650	1,621	1,448	1,263	1,252

Diluted earnings per common share	$1.04	1.01	0.95	0.96	0.95
Return on average common stockholders’ equity	14.04%	13.92	13.50	15.12	15.49
Return on average assets	1.31	1.31	1.22	1.18	1.22
Overhead efficiency ratio	59.29%	59.86	62.23	65.20	63.46
Operating leverage	$5	269	368	(55)	(11)

ASSET QUALITY
Allowance for loan losses as % of loans, net	1.18%	1.20	1.23	1.33	1.35
Allowance for loan losses as % of nonperforming assets	284	262	251	258	241
Allowance for credit losses as % of loans, net	1.25	1.27	1.30	1.41	1.43
Net charge-offs as % of average loans, net	0.09	0.08	0.23	0.15	0.17
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.44%	0.50	0.53	0.50	0.55

CAPITAL ADEQUACY (a)
Tier I capital ratio	7.89%	7.91	8.01	8.34	8.36
Total capital ratio	11.29	11.40	11.11	11.22	11.02
Leverage ratio	6.10%	5.99	6.38	6.21	6.23

OTHER DATA
Average diluted common shares (In millions)	1,591	1,603	1,518	1,316	1,320
Actual common shares (In millions)	1,577	1,576	1,588	1,308	1,309
Dividends paid per common share	$0.46	0.46	0.46	0.40	0.40
Dividend payout ratio on common shares	44.23%	45.54	48.42	41.67	42.11
Book value per common share	$30.37	29.48	29.79	25.92	24.93
Common stock price	49.60	50.91	52.60	46.95	44.50
Market capitalization	$78,236	80,256	83,537	61,395	58,268
Common stock price to book value	163%	173	177	181	178
FTE employees	93,385	93,669	96,030	84,503	85,042
Total financial centers/brokerage offices	3,825	3,970	3,971	3,215	3,239
ATMs	5,089	5,234	5,321	4,395	4,396

(a)	The second quarter of 2005 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2005		2004
(In millions)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES (a) (b)
Return on average common stockholders’ equity	14.43%	14.19	13.95	15.72	16.04
Return on average assets	1.35	1.34	1.26	1.24	1.27
Overhead efficiency ratio	57.87	58.92	60.34	62.96	61.60
Overhead efficiency ratio excluding brokerage	52.87%	54.14	55.01	57.56	55.50
Operating leverage	$35	214	358	(30)	(8)

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, AND OTHER INTANGIBLE AMORTIZATION (a) (b) (c)
Dividend payout ratio on common shares	41.44%	42.59	44.23	38.10	38.83
Return on average tangible common stockholders’ equity	29.50	28.86	26.59	26.28	27.15
Return on average tangible assets	1.48	1.46	1.38	1.33	1.38
Overhead efficiency ratio	56.19	57.15	58.50	61.20	59.66
Overhead efficiency ratio excluding brokerage	50.86%	52.03	52.78	55.43	53.12
Operating leverage	$27	215	373	(38)	(13)

OTHER FINANCIAL DATA
Net interest margin	3.23%	3.31	3.37	3.36	3.37
Fee and other income as % of total revenue	46.60	46.30	45.50	46.21	47.33
Effective income tax rate	32.02	33.42	31.20	30.71	32.19
Tax rate (Tax-equivalent) (d)	33.50%	35.05	33.14	33.04	34.44

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$131,195	127,703	116,599	96,860	92,107
Consumer loans, net	92,686	93,472	79,928	71,692	71,535
Loans, net	223,881	221,175	196,527	168,552	163,642
Earning assets	422,534	421,047	397,490	359,909	344,847
Total assets	503,361	500,486	472,431	424,399	411,074
Core deposits	275,338	271,095	260,627	232,989	223,809
Total deposits	297,194	294,674	280,051	248,245	238,692
Interest-bearing liabilities	367,828	365,516	343,489	314,310	301,652
Stockholders’ equity	$47,114	47,231	42,644	33,246	32,496

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$136,115	134,696	131,196	102,524	101,581
Consumer loans, net	94,172	92,570	92,644	71,980	71,336
Loans, net	230,287	227,266	223,840	174,504	172,917
Goodwill and other intangible assets
Goodwill	21,861	21,635	21,526	11,481	11,481
Deposit base	861	951	1,048	484	568
Customer relationships	427	387	443	372	387
Tradename	90	90	90	90	90
Total assets	511,840	506,833	493,324	436,698	418,441
Core deposits	275,281	273,883	274,588	237,315	228,204
Total deposits	299,910	297,657	295,053	252,981	243,380
Stockholders’ equity	$47,904	46,467	47,317	33,897	32,646

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $48 million, $31 million, $53 million, $55 million and $47 million in the second and first quarters of 2005, and in the fourth, third and second quarters of 2004, respectively, of after-tax net merger-related and restructuring expenses.
(b)	See page 9 for the most directly comparable GAAP financial measure and pages 21 and 22 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $69 million, $72 million, $74 million, $62 million and $67 million in the second and first quarters of 2005, and in the fourth, third and second quarters of 2004, respectively, of after-tax deposit base and other intangible amortization.
(d)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2005		2004
(In millions, except per share data)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
INTEREST INCOME
Interest and fees on loans	$3,362	3,174	2,814	2,393	2,316
Interest and dividends on securities	1,437	1,426	1,232	1,156	1,110
Trading account interest	354	378	388	325	237
Other interest income	549	475	535	427	356

Total interest income	5,702	5,453	4,969	4,301	4,019

INTEREST EXPENSE
Interest on deposits	1,221	1,050	860	691	654
Interest on short-term borrowings	670	601	492	396	316
Interest on long-term debt	453	389	320	249	211

Total interest expense	2,344	2,040	1,672	1,336	1,181

Net interest income	3,358	3,413	3,297	2,965	2,838
Provision for credit losses	50	36	109	43	61

Net interest income after provision for credit losses	3,308	3,377	3,188	2,922	2,777

FEE AND OTHER INCOME
Service charges	528	513	519	499	489
Other banking fees	355	351	343	313	301
Commissions	603	599	620	568	657
Fiduciary and asset management fees	728	714	700	668	700
Advisory, underwriting and other investment banking fees	257	233	271	237	203
Trading account profits (losses)	17	99	(16)	(60)	34
Principal investing	41	59	7	201	15
Securities gains (losses)	136	(2)	23	(71)	36
Other income	312	429	337	246	172

Total fee and other income	2,977	2,995	2,804	2,601	2,607

NONINTEREST EXPENSE
Salaries and employee benefits	2,324	2,401	2,239	2,118	2,164
Occupancy	271	250	260	234	224
Equipment	269	265	272	268	253
Advertising	48	44	51	46	48
Communications and supplies	158	162	163	149	157
Professional and consulting fees	155	127	179	134	126
Other intangible amortization	107	115	113	99	107
Merger-related and restructuring expenses	90	61	116	127	102
Sundry expense	366	447	441	496	314

Total noninterest expense	3,788	3,872	3,834	3,671	3,495

Minority interest in income of consolidated subsidiaries	71	64	54	28	45

Income before income taxes	2,426	2,436	2,104	1,824	1,844
Income taxes	776	815	656	561	592

Net income	$1,650	1,621	1,448	1,263	1,252

PER COMMON SHARE DATA
Basic earnings	$1.05	1.03	0.97	0.97	0.96
Diluted earnings	1.04	1.01	0.95	0.96	0.95
Cash dividends	$0.46	0.46	0.46	0.40	0.40
AVERAGE COMMON SHARES
Basic	1,564	1,571	1,487	1,296	1,300
Diluted	1,591	1,603	1,518	1,316	1,320

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Six Months Ended June 30,
(In millions, except per share data)	2005	2004
INTEREST INCOME
Interest and fees on loans	$6,536	4,651
Interest and dividends on securities	2,863	2,251
Trading account interest	732	434
Other interest income	1,024	682

Total interest income	11,155	8,018

INTEREST EXPENSE
Interest on deposits	2,271	1,302
Interest on short-term borrowings	1,271	615
Interest on long-term debt	842	402

Total interest expense	4,384	2,319

Net interest income	6,771	5,699
Provision for credit losses	86	105

Net interest income after provision for credit losses	6,685	5,594

FEE AND OTHER INCOME
Service charges	1,041	960
Other banking fees	706	570
Commissions	1,202	1,413
Fiduciary and asset management fees	1,442	1,404
Advisory, underwriting and other investment banking fees	490	403
Trading account profits	116	111
Principal investing	100	53
Securities gains	134	38
Other income	741	422

Total fee and other income	5,972	5,374

NONINTEREST EXPENSE
Salaries and employee benefits	4,725	4,346
Occupancy	521	453
Equipment	534	512
Advertising	92	96
Communications and supplies	320	308
Professional and consulting fees	282	235
Other intangible amortization	222	219
Merger-related and restructuring expenses	151	201
Sundry expense	813	791

Total noninterest expense	7,660	7,161

Minority interest in income of consolidated subsidiaries	135	102

Income before income taxes	4,862	3,705
Income taxes	1,591	1,202

Net income	$3,271	2,503

PER COMMON SHARE DATA
Basic earnings	$2.09	1.92
Diluted earnings	2.05	1.89
Cash dividends	$0.92	0.80
AVERAGE COMMON SHARES
Basic	1,567	1,301
Diluted	1,597	1,323

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended June 30, 2005
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,407	160	143	522	179	(53)	3,358
Fee and other income	686	1,189	185	789	128	—	2,977
Intersegment revenue	49	(12)	1	(39)	1	—	—

Total revenue (a)	3,142	1,337	329	1,272	308	(53)	6,335
Provision for credit losses	68	—	—	(8)	(10)	—	50
Noninterest expense	1,515	1,089	222	711	161	90	3,788
Minority interest	—	—	—	—	85	(14)	71
Income taxes (benefits)	561	91	39	185	(72)	(28)	776
Tax-equivalent adjustment	10	—	—	27	16	(53)	—

Net income	$988	157	68	357	128	(48)	1,650

	Three Months Ended March 31, 2005
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,359	159	140	590	226	(61)	3,413
Fee and other income	684	1,189	146	978	(2)	—	2,995
Intersegment revenue	43	(12)	2	(34)	1	—	—

Total revenue (a)	3,086	1,336	288	1,534	225	(61)	6,408
Provision for credit losses	57	—	(1)	(3)	(17)	—	36
Noninterest expense	1,544	1,093	191	732	251	61	3,872
Minority interest	—	—	—	—	74	(10)	64
Income taxes (benefits)	536	89	36	271	(97)	(20)	815
Tax-equivalent adjustment	10	—	—	28	23	(61)	—

Net income (loss)	$939	154	62	506	(9)	(31)	1,621

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended June 30, 2004
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,891	135	118	603	156	(65)	2,838
Fee and other income	601	1,236	153	713	(96)	—	2,607
Intersegment revenue	40	(11)	1	(30)	—	—	—

Total revenue (a)	2,532	1,360	272	1,286	60	(65)	5,445
Provision for credit losses	65	—	—	(4)	—	—	61
Noninterest expense	1,305	1,141	193	619	135	102	3,495
Minority interest	—	—	—	—	70	(25)	45
Income taxes (benefits)	411	80	28	216	(113)	(30)	592
Tax-equivalent adjustment	11	—	—	31	23	(65)	—

Net income (loss)	$740	139	51	424	(55)	(47)	1,252

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2005		2004
(In millions)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
ON-BALANCE SHEET LOAN PORTFOLIO COMMERCIAL
Commercial, financial and agricultural	$80,528	78,669	75,095	59,271	58,340
Real estate—construction and other	13,216	12,713	12,673	6,985	6,433
Real estate—mortgage	19,724	20,707	20,742	14,771	14,927
Lease financing	24,836	25,013	25,000	24,042	23,894
Foreign	7,549	7,504	7,716	7,402	8,075

Total commercial	145,853	144,606	141,226	112,471	111,669

CONSUMER
Real estate secured	76,213	74,631	74,161	54,965	53,759
Student loans	10,828	10,795	10,468	10,207	9,838
Installment loans	6,783	6,808	7,684	6,410	7,330

Total consumer	93,824	92,234	92,313	71,582	70,927

Total loans	239,677	236,840	233,539	184,053	182,596
Unearned income	9,390	9,574	9,699	9,549	9,679

Loans, net (On-balance sheet)	$230,287	227,266	223,840	174,504	172,917

MANAGED PORTFOLIO (a)
COMMERCIAL
On-balance sheet loan portfolio	$145,853	144,606	141,226	112,471	111,669
Securitized loans—off-balance sheet	1,293	1,402	1,734	1,823	1,868
Loans held for sale	1,783	1,117	2,112	1,993	1,887

Total commercial	148,929	147,125	145,072	116,287	115,424

CONSUMER
Real estate secured
On-balance sheet loan portfolio	76,213	74,631	74,161	54,965	53,759
Securitized loans—off-balance sheet	10,199	6,979	7,570	6,567	7,194
Securitized loans included in securities	4,426	4,626	4,838	8,909	9,506
Loans held for sale	11,923	11,925	10,452	15,602	14,003

Total real estate secured	102,761	98,161	97,021	86,043	84,462

Student
On-balance sheet loan portfolio	10,828	10,795	10,468	10,207	9,838
Securitized loans—off-balance sheet	382	423	463	554	612
Loans held for sale	16	65	128	160	367

Total student	11,226	11,283	11,059	10,921	10,817

Installment
On-balance sheet loan portfolio	6,783	6,808	7,684	6,410	7,330
Securitized loans—off-balance sheet	2,662	1,930	2,184	2,489	1,794
Securitized loans included in securities	163	155	195	195	130
Loans held for sale	809	1,066	296	—	—

Total installment	10,417	9,959	10,359	9,094	9,254

Total consumer	124,404	119,403	118,439	106,058	104,533

Total managed portfolio	$273,333	266,528	263,511	222,345	219,957

SERVICING PORTFOLIO (b)
Commercial	$152,923	140,493	136,578	130,313	108,207
Consumer	$53,261	46,552	40,053	31,549	24,475

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the assets are classified in securities on-balance sheet, loans held for sale on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2005		2004
(In millions)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
ALLOWANCE FOR LOAN LOSSES (a)
Balance, beginning of period	$2,732	2,757	2,324	2,331	2,338
Provision for credit losses	48	33	95	63	73
Provision for credit losses relating to loans transferred to loans held for sale or sold	—	1	(6)	(8)	(9)
Balance of acquired entities at purchase date	—	—	510	—	—
Allowance relating to loans acquired, transferred to loans held for sale or sold	(11)	(13)	(51)	3	(3)
Net charge-offs	(51)	(46)	(115)	(65)	(68)

Balance, end of period	$2,718	2,732	2,757	2,324	2,331

as % of loans, net	1.18%	1.20	1.23	1.33	1.35

as % of nonaccrual and restructured loans (b)	332%	300	289	291	270

as % of nonperforming assets (b)	284%	262	251	258	241

LOAN LOSSES
Commercial, financial and agricultural	$35	26	82	50	41
Commercial real estate—construction and mortgage	—	1	4	3	1
Consumer	75	67	74	70	66

Total loan losses	110	94	160	123	108

LOAN RECOVERIES
Commercial, financial and agricultural	25	26	27	41	23
Commercial real estate—construction and mortgage	1	—	—	1	—
Consumer	33	22	18	16	17

Total loan recoveries	59	48	45	58	40

Net charge-offs	$51	46	115	65	68

Commercial loans net charge-offs as % of average commercial loans, net (c)	0.03%	—	0.20	0.05	0.08
Consumer loans net charge-offs as % of average consumer loans, net (c)	0.18	0.19	0.28	0.30	0.28
Total net charge-offs as % of average loans, net (c)	0.09%	0.08	0.23	0.15	0.17

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$497	527	585	534	610
Commercial real estate—construction and mortgage	88	131	127	42	33
Consumer real estate secured	221	239	230	211	207
Installment loans	13	13	13	11	13

Total nonaccrual loans	819	910	955	798	863
Foreclosed properties (d)	138	132	145	101	104

Total nonperforming assets	$957	1,042	1,100	899	967

Nonperforming loans included in loans held for sale (e)	$111	159	157	57	68
Nonperforming assets included in loans and in loans held for sale	$1,068	1,201	1,257	956	1,035

as % of loans, net, and foreclosed properties (b)	0.42%	0.46	0.49	0.51	0.56

as % of loans, net, foreclosed properties and loans held for sale (e)	0.44%	0.50	0.53	0.50	0.55

Accruing loans past due 90 days	$521	510	522	428	419

(a)	At June 30, 2005, the reserve for unfunded lending commitments was $158 million.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Annualized.
(d)	Restructured loans are not significant.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2005		2004
(In millions, except per share data)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
ASSETS
Cash and due from banks	$12,464	12,043	11,714	10,355	10,701
Interest-bearing bank balances	2,852	1,285	4,441	7,664	2,059
Federal funds sold and securities purchased under resale agreements	22,528	24,899	22,436	30,629	21,970

Total cash and cash equivalents	37,844	38,227	38,591	48,648	34,730

Trading account assets	46,519	47,149	45,932	45,129	39,659
Securities	117,906	116,731	110,597	102,157	102,934
Loans, net of unearned income	230,287	227,266	223,840	174,504	172,917
Allowance for loan losses	(2,718)	(2,732)	(2,757)	(2,324)	(2,331)

Loans, net	227,569	224,534	221,083	172,180	170,586

Loans held for sale	14,531	14,173	12,988	17,755	16,257
Premises and equipment	5,354	5,260	5,268	4,150	4,522
Due from customers on acceptances	826	826	718	563	703
Goodwill	21,861	21,635	21,526	11,481	11,481
Other intangible assets	1,378	1,428	1,581	946	1,045
Other assets	38,052	36,870	35,040	33,689	36,524

Total assets	$511,840	506,833	493,324	436,698	418,441

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	63,079	61,626	64,197	52,524	51,613
Interest-bearing deposits	236,831	236,031	230,856	200,457	191,767

Total deposits	299,910	297,657	295,053	252,981	243,380
Short-term borrowings	75,726	73,401	63,406	67,589	66,360
Bank acceptances outstanding	859	866	755	570	708
Trading account liabilities	19,827	22,418	21,709	22,704	20,327
Other liabilities	15,750	15,281	15,507	14,838	15,321
Long-term debt	49,006	47,932	46,759	41,444	37,022

Total liabilities	461,078	457,555	443,189	400,126	383,118

Minority interest in net assets of consolidated subsidiaries	2,858	2,811	2,818	2,675	2,677

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at June 30, 2005	—	—	—	—	—
Common stock, $3.33 1/3 par value; authorized 3 billion shares, outstanding 1.577 billion shares at June 30, 2005	5,258	5,255	5,294	4,359	4,365
Paid-in capital	31,038	30,976	31,120	18,095	17,920
Retained earnings	11,079	10,319	10,178	10,449	9,890
Accumulated other comprehensive income, net	529	(83)	725	994	471

Total stockholders’ equity	47,904	46,467	47,317	33,897	32,646

Total liabilities and stockholders’ equity	$511,840	506,833	493,324	436,698	418,441

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	SECOND QUARTER 2005			FIRST QUARTER 2005
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,649	20	3.07%	$2,484	16	2.62%
Federal funds sold and securities purchased under resale agreements	24,676	189	3.08	24,272	153	2.55
Trading account assets	31,879	377	4.73	35,147	402	4.59
Securities	115,006	1,469	5.11	114,961	1,477	5.15
Loans
Commercial
Commercial, financial and agricultural	80,213	1,084	5.42	76,651	960	5.08
Real estate—construction and other	12,885	177	5.53	12,608	156	5.01
Real estate—mortgage	20,204	288	5.71	20,739	271	5.31
Lease financing	10,252	183	7.11	10,513	182	6.94
Foreign	7,641	68	3.55	7,192	58	3.28

Total commercial	131,195	1,800	5.50	127,703	1,627	5.16

Consumer
Real estate secured	74,799	1,072	5.74	74,658	1,037	5.57
Student loans	10,995	129	4.72	11,003	120	4.41
Installment loans	6,892	115	6.75	7,811	122	6.31

Total consumer	92,686	1,316	5.69	93,472	1,279	5.49

Total loans	223,881	3,116	5.58	221,175	2,906	5.30

Loans held for sale	14,024	194	5.51	12,869	166	5.19
Other earning assets	10,419	125	4.84	10,139	115	4.58

Total earning assets excluding derivatives	422,534	5,490	5.20	421,047	5,235	5.00
Risk management derivatives (a)	—	265	0.26	—	279	0.27

Total earning assets including derivatives	422,534	5,755	5.46	421,047	5,514	5.27

Cash and due from banks	12,389			12,661
Other assets	68,438			66,778

Total assets	$503,361			$500,486

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	80,113	194	0.97	81,071	161	0.81
Money market accounts	94,990	455	1.92	93,477	357	1.55
Other consumer time	38,064	273	2.87	36,005	239	2.70
Foreign	11,857	81	2.75	10,996	61	2.26
Other time	9,999	78	3.09	12,583	83	2.67

Total interest-bearing deposits	235,023	1,081	1.84	234,132	901	1.56
Federal funds purchased and securities sold under repurchase agreements	53,984	375	2.79	51,395	312	2.46
Commercial paper	13,365	97	2.91	13,553	82	2.45
Securities sold short	10,648	92	3.49	12,681	102	3.25
Other short-term borrowings	6,694	30	1.82	6,370	26	1.63
Long-term debt	48,114	528	4.39	47,385	493	4.17

Total interest-bearing liabilities excluding derivatives	367,828	2,203	2.40	365,516	1,916	2.12
Risk management derivatives (a)	—	141	0.16	—	124	0.14

Total interest-bearing liabilities including derivatives	367,828	2,344	2.56	365,516	2,040	2.26

Noninterest-bearing deposits	62,171			60,542
Other liabilities	26,248			27,197
Stockholders' equity	47,114			47,231

Total liabilities and stockholders’ equity	$503,361			$500,486

Interest income and rate earned—including derivatives		$5,755	5.46%		$5,514	5.27%
Interest expense and equivalent rate paid—including derivatives		2,344	2.23		2,040	1.96

Net interest income and margin—including derivatives		$3,411	3.23%		$3,474	3.31%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

FOURTH QUARTER 2004			THIRD QUARTER 2004			SECOND QUARTER 2004
Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid

$3,909	18	1.85%	$3,153	12	1.52%	$4,015	11	1.13%
24,722	123	1.99	26,419	96	1.44	23,800	62	1.05
36,517	411	4.49	32,052	348	4.34	26,135	260	3.98
103,879	1,297	5.00	101,493	1,237	4.88	100,209	1,196	4.77

69,394	836	4.79	58,278	642	4.40	56,648	599	4.25
10,537	120	4.53	6,683	67	4.02	6,309	56	3.56
19,035	237	4.95	14,877	170	4.54	15,029	158	4.21
10,185	180	7.07	9,692	178	7.33	7,011	180	10.28
7,448	58	3.10	7,330	47	2.51	7,110	41	2.32

116,599	1,431	4.88	96,860	1,104	4.54	92,107	1,034	4.51

62,083	853	5.49	54,288	732	5.38	52,389	691	5.29
10,560	107	4.04	10,145	97	3.80	9,941	90	3.63
7,285	111	6.12	7,259	107	5.86	9,205	126	5.48

79,928	1,071	5.35	71,692	936	5.21	71,535	907	5.08

196,527	2,502	5.08	168,552	2,040	4.83	163,642	1,941	4.76

21,405	261	4.89	17,119	186	4.34	15,603	161	4.12
10,531	104	3.89	11,121	96	3.43	11,443	82	2.91

397,490	4,716	4.74	359,909	4,015	4.45	344,847	3,713	4.32
—	313	0.31	—	349	0.39	—	371	0.43

397,490	5,029	5.05	359,909	4,364	4.84	344,847	4,084	4.75

11,870			11,159			11,254
63,071			53,331			54,973

$472,431			$424,399			$411,074

79,476	128	0.64	73,171	93	0.51	70,205	78	0.45
90,382	271	1.19	81,525	197	0.96	76,850	172	0.90
32,540	212	2.58	26,860	180	2.68	26,288	176	2.69
9,486	46	1.92	7,453	27	1.42	7,110	20	1.14
9,938	56	2.31	7,803	39	1.98	7,773	34	1.76

221,822	713	1.28	196,812	536	1.08	188,226	480	1.03
47,264	233	1.96	47,052	164	1.39	46,620	116	1.00
11,840	58	1.94	12,065	43	1.42	12,382	32	1.04
12,694	102	3.18	12,388	96	3.09	10,571	73	2.78
5,859	19	1.33	6,042	15	0.91	6,013	11	0.80
44,010	443	4.02	39,951	404	4.05	37,840	378	3.99

343,489	1,568	1.82	314,310	1,258	1.60	301,652	1,090	1.45
—	104	0.12	—	78	0.09	—	91	0.12

343,489	1,672	1.94	314,310	1,336	1.69	301,652	1,181	1.57

58,229			51,433			50,466
28,069			25,410			26,460
42,644			33,246			32,496

$472,431			$424,399			$411,074

	$5,029	5.05%		$4,364	4.84%		$4,084	4.75%
	1,672	1.68		1,336	1.48		1,181	1.38

	$3,357	3.37%		$3,028	3.36%		$2,903	3.37%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	SIX MONTHS ENDED 2005			SIX MONTHS ENDED 2004
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,567	36	2.85%	$3,626	21	1.15%
Federal funds sold and securities purchased under resale agreements	24,475	342	2.82	24,303	123	1.02
Trading account assets	33,504	779	4.66	23,546	480	4.08
Securities	114,983	2,946	5.13	99,216	2,417	4.87
Loans
Commercial
Commercial, financial and agricultural	78,442	2,044	5.25	56,062	1,175	4.21
Real estate—construction and other	12,747	333	5.28	6,166	109	3.54
Real estate—mortgage	20,470	559	5.51	15,135	318	4.22
Lease financing	10,382	365	7.02	6,978	363	10.40
Foreign	7,418	126	3.42	6,897	82	2.40

Total commercial	129,459	3,427	5.33	91,238	2,047	4.51

Consumer
Real estate secured	74,729	2,109	5.65	51,634	1,396	5.42
Student loans	10,999	249	4.56	9,425	168	3.58
Installment loans	7,349	237	6.52	9,115	256	5.64

Total consumer	93,077	2,595	5.59	70,174	1,820	5.20

Total loans	222,536	6,022	5.44	161,412	3,867	4.81

Loans held for sale	13,450	360	5.35	14,181	292	4.12
Other earning assets	10,279	240	4.71	11,299	166	2.96

Total earning assets excluding derivatives	421,794	10,725	5.11	337,583	7,366	4.37
Risk management derivatives (a)	—	544	0.26	—	779	0.47

Total earning assets including derivatives	421,794	11,269	5.37	337,583	8,145	4.84

Cash and due from banks	12,524			11,105
Other assets	67,613			56,193

Total assets	$501,931			$404,881

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	80,589	355	0.89	67,786	148	0.44
Money market accounts	94,238	812	1.74	73,029	326	0.90
Other consumer time	37,040	512	2.79	26,891	365	2.73
Foreign	11,429	142	2.51	7,392	42	1.16
Other time	11,284	161	2.86	7,724	68	1.76

Total interest-bearing deposits	234,580	1,982	1.70	182,822	949	1.04
Federal funds purchased and securities sold under repurchase agreements	52,697	687	2.63	47,486	240	1.02
Commercial paper	13,458	179	2.68	12,117	62	1.03
Securities sold short	11,659	194	3.36	9,491	120	2.54
Other short-term borrowings	6,532	56	1.73	6,225	21	0.69
Long-term debt	47,752	1,021	4.28	37,555	742	3.95

Total interest-bearing liabilities excluding derivatives	366,678	4,119	2.26	295,696	2,134	1.45
Risk management derivatives (a)	—	265	0.15	—	185	0.13

Total interest-bearing liabilities including derivatives	366,678	4,384	2.41	295,696	2,319	1.58

Noninterest-bearing deposits	61,361			48,535
Other liabilities	26,720			28,034
Stockholders' equity	47,172			32,616

Total liabilities and stockholders’ equity	$501,931			$404,881

Interest income and rate earned—including derivatives		$11,269	5.37%		$8,145	4.84%
Interest expense and equivalent rate paid—including derivatives		4,384	2.10		2,319	1.38

Net interest income and margin—including derivatives		$6,885	3.27%		$5,826	3.46%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2005		2004
(In millions, except per share data)	*	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
NET INCOME
Net income (GAAP)	A	$1,650	1,621	1,448	1,263	1,252
After tax merger-related and restructuring expenses (GAAP)		48	31	53	55	47

Net income, excluding after tax merger-related and restructuring expenses	B	1,698	1,652	1,501	1,318	1,299
After tax other intangible amortization (GAAP)		69	72	74	62	67

Net income, excluding after tax merger-related and restructuring expenses, and other intangible amortization	C	$1,767	1,724	1,575	1,380	1,366

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	D	$47,114	47,231	42,644	33,246	32,496
Merger-related and restructuring expenses (GAAP)		52	11	169	116	69

Average common stockholders’ equity, excluding merger-related and restructuring expenses	E	47,166	47,242	42,813	33,362	32,565
Average intangible assets (GAAP)	F	(23,148)	(23,020)	(19,257)	(12,473)	(12,326)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and other intangible amortization	G	$24,018	24,222	23,556	20,889	20,239

Return on average common stockholders’ equity
GAAP	A/D	14.04%	13.92	13.50	15.12	15.49
Excluding merger-related and restructuring expenses	B/E	14.43	14.19	13.95	15.72	16.04
Return on average tangible common stockholders’ equity
GAAP	A/D+F	27.61	27.16	24.62	24.20	24.96
Excluding merger-related and restructuring expenses, and other intangible amortization	C/G	29.50%	28.86	26.59	26.28	27.15

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	H	$503,361	500,486	472,431	424,399	411,074
Average intangible assets (GAAP)		(23,148)	(23,020)	(19,257)	(12,473)	(12,326)

Average tangible assets (GAAP)	I	480,213	477,466	453,174	411,926	398,748

Average assets (GAAP)		503,361	500,486	472,431	424,399	411,074
Merger-related and restructuring expenses (GAAP)		52	11	169	116	69

Average assets, excluding merger-related and restructuring expenses	J	503,413	500,497	472,600	424,515	411,143
Average intangible assets (GAAP)		(23,148)	(23,020)	(19,257)	(12,473)	(12,326)

Average tangible assets, excluding merger-related and restructuring expenses	K	$480,265	477,477	453,343	412,042	398,817

Return on average assets
GAAP	A/H	1.31%	1.31	1.22	1.18	1.22
Excluding merger-related and restructuring expenses	B/J	1.35	1.34	1.26	1.24	1.27
Return on average tangible assets
GAAP	A/I	1.38	1.38	1.27	1.22	1.26
Excluding merger-related and restructuring expenses, and other intangible amortization	C/K	1.48%	1.46	1.38	1.33	1.38

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2005		2004
(In millions, except per share data)	*	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	L	$3,788	3,872	3,834	3,671	3,495
Merger-related and restructuring expenses (GAAP)		(90)	(61)	(116)	(127)	(102)

Noninterest expense, excluding merger-related and restructuring expenses	M	3,698	3,811	3,718	3,544	3,393
Other intangible amortization (GAAP)		(107)	(115)	(113)	(99)	(107)

Noninterest expense, excluding merger-related and restructuring expenses, and other intangible amortization	N	$3,591	3,696	3,605	3,445	3,286

Net interest income (GAAP)		$3,358	3,413	3,297	2,965	2,838
Tax-equivalent adjustment		53	61	60	63	65

Net interest income (Tax-equivalent)		3,411	3,474	3,357	3,028	2,903
Fee and other income (GAAP)		2,977	2,995	2,804	2,601	2,607

Total	O	$6,388	6,469	6,161	5,629	5,510

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	P	$862	867	908	863	907

Net interest income (GAAP)		$144	145	147	144	121
Tax-equivalent adjustment		—	—	1	—	—

Net interest income (Tax-equivalent)		144	145	148	144	121
Fee and other income (GAAP)		881	886	906	826	907

Total	Q	$1,025	1,031	1,054	970	1,028

Overhead efficiency ratios
GAAP	L/O	59.29%	59.86	62.23	65.20	63.46
Excluding merger-related and restructuring expenses	M/O	57.87	58.92	60.34	62.96	61.60
Excluding merger-related and restructuring expenses, and brokerage	M-P/O-Q	52.87	54.14	55.01	57.56	55.50
Excluding merger-related and restructuring expenses, and other intangible amortization	N/O	56.19	57.15	58.50	61.20	59.66
Excluding merger-related and restructuring expenses, other intangible amortization and brokerage	N-P/O-Q	50.86%	52.03	52.78	55.43	53.12

OPERATING LEVERAGE
Operating leverage (GAAP)		$5	269	368	(55)	(11)
Merger-related and restructuring expenses (GAAP)		30	(55)	(10)	25	3

Operating leverage, excluding merger-related and restructuring expenses		35	214	358	(30)	(8)
Other intangible amortization (GAAP)		(8)	1	15	(8)	(5)

Operating leverage, excluding merger-related and restructuring expenses, and other intangible amortization		$27	215	373	(38)	(13)

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	R	$0.46	0.46	0.46	0.40	0.40

Diluted earnings per common share (GAAP)	S	$1.04	1.01	0.95	0.96	0.95
Merger-related and restructuring expenses (GAAP)		0.03	0.02	0.04	0.04	0.03
Other intangible amortization (GAAP)		0.04	0.05	0.05	0.05	0.05

Diluted earnings per common share, excluding merger-related and restructuring expenses, and other intangible amortization	T	$1.11	1.08	1.04	1.05	1.03

Dividend payout ratios
GAAP	R/S	44.23%	45.54	48.42	41.67	42.11
Excluding merger-related and restructuring expenses, and other intangible amortization	R/T	41.44%	42.59	44.23	38.10	38.83

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 21 and 22 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income (GAAP) by average assets (GAAP) (i.e., A/H) and annualized where appropriate.